UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2023
Lightning eMotors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
815 14th Street SW, Suite A100
Loveland, Colorado 80537
(Address of principal executive offices, including zip code)
1-800-223-0740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZEV	New York Stock Exchange
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $230.00 per share	ZEV.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03 Bankruptcy or Receivership.
On December 13, 2023, Cupola Infrastructure Income Fund, L.L.L.P. filed a complaint and accompanying motion and proposed order, requesting the District Court, Larimer County, State of Colorado (the “Court”), to appoint a receiver (the “Receivership”) over Lightning eMotors, Inc. and its wholly owned subsidiary, Lightning Systems, Inc. (together, the “Company”). The Company stipulated and agreed to the motion and proposed order to appoint Cordes & Company as the receiver (the “Receiver”).
Upon appointment of the Receiver, the Receiver will have and exercise the powers and authority of the Company’s directors and officers, take possession of, and protect and preserve, all of the assets of the Company, and administer the estate in accordance with Rule 66 of the Colorado Rules of Civil Procedure. Accordingly, the Receiver will sell all of the assets of the Company (together or separately) and distribute the proceeds of such sale to the Company’s creditors in a manner approved by the Court. The appointment of a Receiver is considered an event of default under the Company’s senior notes and other financing arrangements.
The Company’s shareholders will not receive distributions in the Receivership.
The Company expects the New York Stock Exchange to file a Form 25 with the U.S. Securities and Exchange Commission to delist the Company’s common stock and warrants from the NYSE.

Item 2.04     Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.03 is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning eMotors, Inc.
Dated: December 14, 2023
	By:	/s/ Timothy Reeser
	Name:	Timothy Reeser
	Title:	Chief Executive Officer and President